Exhibit 99.1 - Supplemental Financial Information – Third fiscal quarter ended June 24, 2018.

201 N. Harrison St.
Davenport, IA 52801
www.lee.net

13 Weeks Ended (unaudited)
	June 24, 2018			June 25, 2017
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	73,538	51,195	22,343	81,247	56,393	24,854
Subscription	48,165	33,438	14,727	47,410	32,757	14,653
Other	10,915	9,216	1,699	10,698	8,859	1,839
Total operating revenue	132,618	93,849	38,769	139,355	98,009	41,346
Operating expenses:
Compensation	47,862	36,330	11,532	51,577	39,702	11,875
Newsprint and ink	6,442	4,616	1,826	6,123	4,234	1,889
Other operating expenses	49,159	29,325	19,834	48,571	29,236	19,335
Depreciation and amortization	7,904	5,133	2,771	10,296	7,392	2,904
Loss (gain) on sale of assets and other, net	101	101	—	(61)	(3)	(58)
Restructuring costs and other	1,865	1,502	363	3,902	3,664	238
Total operating expenses	113,333	77,007	36,326	120,408	84,225	36,183
Equity in earnings of associated companies	1,578	695	883	1,616	645	971
Operating income	20,863	17,537	3,326	20,563	14,429	6,134
Non-operating income (expense), net	(14,141)	(16,553)	2,412	(12,433)	(13,908)	1,475
Income tax expense (benefit)	1,972	(112)	2,084	1,843	(921)	2,764
Net income	4,750	1,096	3,654	6,287	1,442	4,845

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	4,750	1,096	3,654	6,287	1,442	4,845
Adjusted to exclude
Non-operating expenses (income), net	14,141	16,553	(2,412)	12,433	13,908	(1,475)
Income tax expense (benefit)	1,972	(112)	2,084	1,843	(921)	2,764
Equity in earnings of TNI and MNI	(1,578)	(695)	(883)	(1,616)	(645)	(971)
Depreciation and amortization	7,904	5,133	2,771	10,296	7,392	2,904
Loss (gain) on sale of assets and other, net	101	101	—	(61)	(3)	(58)
Restructuring costs and other	1,865	1,502	363	3,902	3,664	238
Stock compensation	425	425	—	481	481	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	2,189	1,202	987	2,246	1,170	1,076
Adjusted EBITDA	31,769	25,205	6,564	35,811	26,488	9,323

Supplemental cash flow information
Distributions from MNI and TNI	1,677	500	1,177	1,713	500	1,213
Capital expenditures	(1,827)	(1,191)	(636)	(1,153)	(1,033)	(120)
Cash income tax payments	(145)	(135)	(10)	(441)	(441)	—
Interest income	113	(2,299)	2,412	77	(1,398)	1,475
Interest to be settled in cash	(12,913)	(9,758)	(3,155)	(14,330)	(10,565)	(3,765)
Debt financing and administrative costs	(427)	(427)	—	(371)	(371)	—

39 Weeks Ended (unaudited)
	June 24, 2018			June 25, 2017
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	229,751	160,563	69,188	251,815	175,099	76,716
Subscription	142,405	98,405	44,000	141,306	98,123	43,183
Other	32,052	26,750	5,302	33,610	27,829	5,781
Total operating revenue	404,208	285,718	118,490	426,731	301,051	125,680
Operating expenses:
Compensation	147,428	112,590	34,838	159,047	121,893	37,154
Newsprint and ink	17,920	12,754	5,166	19,216	13,415	5,801
Other operating expenses	148,830	89,526	59,304	150,109	88,697	61,412
Depreciation and amortization	23,973	15,595	8,378	30,993	22,192	8,801
Gain on sale of assets and other, net	(1,197)	(1,170)	(27)	(3,777)	(3,718)	(59)
Restructuring costs and other	4,150	3,566	584	6,372	5,286	1,086
Total operating expenses	341,104	232,861	108,243	361,960	247,765	114,195
Equity in earnings of associated companies	5,569	2,023	3,546	6,034	2,246	3,788
Operating income	68,673	54,880	13,793	70,805	55,532	15,273
Non-operating income (expense), net	(42,853)	(49,511)	6,658	(36,447)	(39,632)	3,185
Income tax expense (benefit)	(16,791)	(24,219)	7,428	9,253	2,549	6,704
Net income	42,611	29,588	13,023	25,105	13,351	11,754

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	42,611	29,588	13,023	25,105	13,351	11,754
Adjusted to exclude
Non-operating expenses (income), net	42,853	49,332	(6,479)	36,447	39,632	(3,185)
Income tax expense (benefit)	(16,791)	(24,219)	7,428	9,253	2,549	6,704
Equity in earnings of TNI and MNI	(5,569)	(1,781)	(3,788)	(6,034)	(2,246)	(3,788)
Depreciation and amortization	23,973	15,595	8,378	30,993	22,192	8,801
Gain on sale of assets and other, net	(1,197)	(1,170)	(27)	(3,777)	(3,718)	(59)
Restructuring costs and other	4,150	3,566	584	6,372	5,286	1,086
Stock compensation	1,441	1,441	—	1,564	1,564	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	7,433	3,574	3,859	7,943	4,917	3,026
Adjusted EBITDA	98,904	75,926	22,978	107,866	83,527	24,339

Supplemental cash flow information:
Distributions from MNI and TNI	6,875	2,500	4,375	6,384	2,750	3,634
Capital expenditures	(4,281)	(3,131)	(1,150)	(3,232)	(2,912)	(320)
Cash income tax payments	(429)	(364)	(65)	(1,080)	(1,076)	(4)
Interest income	335	(6,144)	6,479	261	(2,924)	3,185
Interest to be settled in cash	(39,837)	(29,941)	(9,896)	(43,919)	(32,362)	(11,557)
Debt financing and administrative costs	(432)	(432)	—	(371)	(371)	—